SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              -------------------

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) April 28, 1997



                               MARCAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        MASSACHUSETTS                    0-18674                04-2711580
(State of Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)



                95 WELLS AVENUE, NEWTON, MA               02159
          (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (617) 965-0220

     This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K dated April 28, 1997 (the "Report") is being filed to amend the unaudited pro forma consolidated financial statements of Marcam Solutions, Inc. filed as Exhibit
99.1 to the Report and to amend Management's Discussion and Analysis of Pro Forma Financial Condition and Results of Operations filed as Exhibit 99.2 to the Report. Exhibits 99.1 and 99.2 are hereby amended and restated in their entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired.  None.
               ------------------------------------------

          (b)  Pro Forma Financial Information.  None.
               --------------------------------

          (c)  Exhibits.
               ---------


Exhibit No.    Description
-----------    -----------

99.1 The following unaudited pro forma consolidated financial statements:

                    Pro Forma Consolidated Balance Sheet as of March 31, 1997 (Unaudited)

                    Pro Forma Consolidated Statements of Operations for the fiscal year ended September 30, 1996 (Unaudited) and the six months ended March 31, 1997 (Unaudited)

                    Notes to Pro Forma Consolidated Financial Statements (Unaudited)

99.2 Management's Discussion and Analysis of Pro Forma Financial Condition and Results of Operations

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARCAM CORPORATION



Date: July 3, 1997                           By: /s/ George A. Chamberlain, 3d
                                             ---------------------------------
                                              George A. Chamberlain, 3d
                                              Chief Financial Officer